Promissory note	12 Months Ended
Dec. 31, 2020
Disclosure Of Promissory Note [Abstract]
Promissory note [Text Block]

11.  Promissory note

On November 12, 2020, the Company borrowed a sum of $47,299 CAD ($37,149 USD) from an individual, bearing interest at a rate of 8% per annum, payable on demand for repayment of the principal amount.  Subsequent to the year-ended December 31, 2020, this amount was settled by the issuance of common shares (see events after reporting date - shares for debt transaction).

This individual is an employee at MainPointe Pharmaceuticals LLC